Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of October 16, 2008, is by and among HECLA MINING COMPANY, a Delaware corporation (the “Borrower”), The Bank of Nova Scotia, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or the “Agent”) and each of the banks and other financial institutions identified as Lenders on the signature pages hereto (the “Lenders”).

W I T N E S S E T H:

WHEREAS, pursuant to the Amended and Restated Credit Agreement, dated as of April 16, 2008 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this First Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Agent and Scotia Capital, as the Lead Arranger, the Lenders have made commitments to extend certain credit facilities to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as more specifically set forth herein, in each case upon the terms and conditions contained in this First Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this First Amendment, including its preamble and recitals, have the following meanings:

“Administrative Agent” and “Agent” are defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the recitals.

“Existing Credit Agreement” is defined in the recitals.

“First Amendment Effective Date” is defined in Subpart 4.1.

“Lenders” is defined in the preamble.

Hecla First Amendment to

Credit Agreement

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this First Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect.

SUBPART 2.1 Amendment to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) by inserting the following defined terms in the appropriate alphabetical sequence:

“First Amendment” means the First Amendment to Credit Agreement, dated as of October 16, 2008, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“First Amendment Hecla Mine Plan” is defined in clause (s) of Section 7.1.1.

(ii) by amending and restating each of the following defined terms in its entirety to read as follows:

“Applicable Margin” means, at any time prior to the First Amendment Effective Date, the Applicable Margin as set forth in the Existing Credit Agreement and at any other time on or after the First Amendment Effective Date, the following:

(a) relative to the interest rates on the outstanding Term I Loans, the applicable percentage set forth below opposite the applicable Leverage Ratio range:

Leverage Ratio	LIBO Rate plus	Base Rate plus
less than 1.00	2.250%	1.250%
greater than or equal to 1.00, but less than 2.00	2.375%	1.375%
greater than or equal to 2.00, but less than 2.50	2.625%	1.625%
greater than or equal to 2.50	3.000%	2.000%

Hecla First Amendment to

Credit Agreement

(b) relative to the interest rates on outstanding Term II Loans, 5.00% per annum with respect to Base Rate Loans and 6.00% per annum with respect to LIBO Rate Loans.

Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), the Applicable Margin for all Term I Loans (i) from the Effective Date to (but not including) the First Amendment Effective Date shall be (x) 0.625% for Base Rate Loans and (y) 1.625% for LIBO Rate Loans and (ii) from (and including) the First Amendment Effective Date to (and including) December 31, 2008 shall be (x) 1.625% for Base Rate Loans and (y) 2.625% for LIBO Rate Loans. Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery by the Borrower to the Administrative Agent of a new Compliance Certificate. If the Borrower fails to deliver a Compliance Certificate by applicable due date as specified in Section 7.1.1(c), the Applicable Margin from such date and up to but excluding the date of receipt by the Administrative Agent of such Compliance Certificate shall equal the highest Applicable Margin set forth above.

“Stated Maturity Date” means: (a) relative to all Term I Loans, March 31, 2011; and (b) relative to all Term II Loans, February 16, 2009; provided that if the First Amendment Hecla Mine Plan is not delivered by the date set forth in clause (s) of Section 7.1.1, or if any Lender provides written notice to the Administrative Agent that the First Amendment Hecla Mine Plan is not satisfactory, in each Lender’s sole discretion, by December 10, 2008 (which notice may be delivered in electronic form), then the Stated Maturity Date relative to all Term II Loans shall be December 19, 2008. The Borrower understands that the Lenders will seek third party expert opinion supported by their report on the First Amendment Hecla Mine Plan.

“Term II Loan Commitment Amount” means (i) on any date prior to the First Amendment Effective Date, $240,000,000, and (ii) on any date on and after the First Amendment Effective Date, $40,000,000; provided, that, it being agreed that the Term II Loan Commitment Termination Date has occurred.

SUBPART 2.2 Amendment to Section 3.2.1. Section 3.2.1 of the Existing Credit Agreement is hereby amended by inserting the following text at the end of such Section:

Notwithstanding anything contained in this Section 3.2.1 to the contrary, if, for any period, the sum of the Alternate Base Rate then in effect plus the Applicable Margin is less than the sum of the then available one month LIBO Rate (Reserve Adjusted) plus the Applicable Margin (“One Month LIBO Rate”), the interest rate per annum applicable to Base Rate Loans shall be the One Month LIBO Rate during such period; provided, however, that, notwithstanding the application of the One Month LIBO Rate, such Loans shall be deemed to be Base Rate Loans for all other purposes of the Agreement.

Hecla First Amendment to

Credit Agreement

SUBPART 2.3 Amendment to Section 3.1.1(a). Section 3.1.1(a) of the Existing Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided that all such voluntary prepayments (x) shall require at least one but no more than five Business Days’ prior notice to the Administrative Agent; and (y) shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000, provided, further, that the above restrictions in clauses (x) and (y) shall not apply in the case of a payment by the Borrower to any Lender as described in Subpart 4.4 of the First Amendment.

SUBPART 2.4 Amendment to Section 7.1.1. Section 7.1.1 of the Existing Credit Agreement is hereby amended by adding the following text immediately following clause (q) thereof:

(r) as soon as available and in any event not less than five Business Days prior to the beginning of each month, a detailed budget of the Borrower for the immediately succeeding three month period and otherwise in form and substance reasonably satisfactory to the Administrative Agent, certified by an Authorized Officer of the Borrower; and

(s) as soon as available and in any event by November 14, 2008, a new Hecla Mine Plan (which plan shall break out a life of mine plan for each of the Greens Creek Mine and the Lucky Friday Mine) and related financial model based on such Hecla Mine Plan (collectively, the “First Amendment Hecla Mine Plan”), certified by an Authorized Officer of the Borrower.

SUBPART 2.5 Amendment to Section 8.1.3. Section 8.1.3(a) of the Existing Credit Agreement is hereby amended by deleting the text “clauses (d), (e), (f), (h), (j), (k), (l), (m), (n) and (p) of Section 7.1.1” and inserting the text “clauses (d), (e), (f), (h), (j), (k), (l), (m), (n), (p), (r) and (s) of Section 7.1.1” in lieu thereof.

SUBPART 2.6 Amendment to Disclosure Schedule. The Disclosure Schedule to the Existing Credit Agreement are hereby amended in their entirety by inserting the Disclosure Schedule attached hereto as Exhibit A as a replacement thereto.

PART III

NEGATIVE COVENANTS

SUBPART 3.1 Restricted Payments. Notwithstanding anything to the contrary contained in the Credit Agreement, from (and including) the First Amendment Effective Date to (and including) the earlier of (a) the date on which the Term II Loan is repaid in full, and (b) February 16, 2009, the Borrower will make all dividends on its outstanding 6.5% Mandatory Convertible Preferred Stock

Hecla First Amendment to

Credit Agreement

(if any) in shares of the Borrower’s common stock, unless the holders of such stock are expressly entitled to receive cash in lieu of common stock for all or a portion of such declared dividend under the existing terms of such outstanding 6.5% Mandatory Convertible Preferred Stock, the certificate of designation related thereto, or applicable law, including, without limitation, the payment of cash in lieu of fractional shares. It being understood and agreed that failure by the Borrower or any of its Subsidiaries to comply with this Subpart 3.1 shall constitute an Event of Default.

PART IV

CONDITIONS TO EFFECTIVENESS

SUBPART 4.1 Amendment Effective Date. This First Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part IV shall have been satisfied.

SUBPART 4.2 Execution of Counterparts of First Amendment. The Administrative Agent shall have received counterparts satisfactory to the Administrative Agent of this First Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Agent and each Lender.

SUBPART 4.3 Affirmation and Consent. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of an Affirmation and Consent, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors (other than the Borrower).

SUBPART 4.4 Repayment of Term II Loan. The Borrower shall have repaid the Term II Loan in an amount necessary so that the outstanding principal amount of such Loan does not exceed $40,000,000.

SUBPART 4.5 Authority Documents. The Administrative Agent shall have received the following:

(i) Certificate of Incorporation, Etc. Copies of the certificate of incorporation or other charter or formation documents of the Borrower, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation.

(ii) Resolutions. Copies of resolutions of the board of directors (or executive committee thereof) of the Borrower authorizing the execution and delivery of the First Amendment (and the amendments to the Existing Credit Agreement contained herein), certified by an Authorized Officer of the Borrower as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.

(iii) Bylaws. A copy of the bylaws of the Borrower, certified by an Authorized Officer of the Borrower as of the First Amendment Effective Date to be true and correct and in force and effect as of such date.

Hecla First Amendment to

Credit Agreement

(iv) Incumbency. An incumbency certificate of the Borrower, certified by a secretary or assistant secretary to be true and correct as of the First Amendment Effective Date, in form and substance satisfactory to Administrative Agent.

SUBPART 4.6 Representations and Warranties. The representations and warranties contained in Subpart 5.4 are true and correct in all material respects on and as of the date hereof.

SUBPART 4.7 Costs and Expenses, etc. The Administrative Agent shall have received for its account and the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Credit Agreement, if then invoiced, and any and all other Loan Documents.

PART V

MISCELLANEOUS

SUBPART 5.1 Cross-References. References in this First Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this First Amendment.

SUBPART 5.2 Instrument Pursuant to Existing Credit Agreement. This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 5.3 References in Other Loan Documents. At such time as this First Amendment shall become effective pursuant to the terms of Part IV, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this First Amendment.

SUBPART 5.4 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this First Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this First Amendment, (c) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and after giving effect to the amendments contained herein (including those contained in Subpart 2.5) and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof after giving effect to the amendments contained herein.

SUBPART 5.5 Counterparts. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this First Amendment by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an original will be delivered.

SUBPART 5.6 Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Loan Documents shall remain

Hecla First Amendment to

Credit Agreement

unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.

SUBPART 5.7 Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SUBPART 5.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES FOLLOW]

Hecla First Amendment to

Credit Agreement

Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	HECLA MINING COMPANY,
a Delaware corporation

	By:	/s/ Phillips S. Baker, Jr.
	Name:	Phillips S. Baker, Jr.
	Title:	President & CEO

Hecla First Amendment to

Credit Agreement

THE BANK OF NOVA SCOTIA, as the Administrative Agent

By:	/s/ Alastair Borthwick
Name:	Alastair Borthwick
Title:	Director

Hecla First Amendment to

Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Hardeep S. Thind
Name:	Hardeep S. Thind
Title:	Director—Operations

By:	/s/ R. Blackwood
Name:	R. Blackwood
Title:	Director

Hecla First Amendment to

Credit Agreement

ING CAPITAL LLC,
as a Lender

By:	/s/ Richard Ennis
Name:	Richard Ennis
Title:	Head of Natural Resources Americas

Hecla First Amendment to

Credit Agreement

MERRILL LYNCH BANK USA,
as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	First Vice President

Hecla First Amendment to

Credit Agreement

WESTLB AG, TORONTO BRANCH,
as a Lender

By:	/s/ Robert L. Dyck
Name:	Robert L. Dyck
Title:	Executive Director

By:	/s/ Kenneth Chan
Name:	Kenneth Chan
Title:	Director

Hecla First Amendment to

Credit Agreement

BNP PARIBAS,
as a Lender

By:	/s/ Gregory E. George
Name:	Gregory E. George
Title:	Managing Director

By:	/s/ Larry Robinson
Name:	Larry Robinson
Title:	Director

Hecla First Amendment to

Credit Agreement